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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

Date of Report (Date of earliest event reported):  March 21, 1996
                                                   --------------

                                 IMMUNOGEN, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


Massachusetts                           0-17999               04-2726691
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(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)


                128 Sidney Street, Cambridge, Massachusetts 02139
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       Registrant's telephone number, including area code: (617) 661-9312
                                                           --------------

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ITEM 5.   OTHER EVENTS.
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        On March 21, 1996, the Registrant publicly disseminated a press release announcing that the Registrant plans to issue $5 million of convertible debentures pursuant to Regulation D of the Securities Act of 1933 in two installments: $2.5 million of debentures on or about March 25, 1996 and, as part of the same transaction, the remaining $2.5 million immediately upon approval by the Company's Shareholders of an increase in the Company's authorized common stock. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibits.

         99.1     The Registrant's Press Release dated March 21, 1996.

         99.2 Securities Purchase Agreement dated as of March 15, 1996 by and among the Registrant and Capital Ventures International.

         99.3 Registration Rights Agreement dated as of March 15, 1996 by and among the Registrant and Capital Ventures International.

         99.4 Letter Agreement dated as of March 21, 1996 by and among the Registrant and Capital Ventures International regarding the Securities Purchase Agreement dated as of March 15, 1996 (Exhibit 99.2 hereto)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ImmunoGen, Inc.
                                           ---------------
                                           (Registrant)





Date: March 29, 1996                       /s/ Frank J. Pocher
      --------------                       -------------------
                                           Frank J. Pocher
                                           Vice President and
                                           principal financial officer



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
                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                         Sequential
Number         Description                                     Page Number
------         -----------                                     -----------

99.1           The Registrant's Press Release                        5
               dated March 21, 1996.

99.2           Securities Purchase Agreement                         7
               dated as of March 15, 1996 by
               and among the Registrant and
               Capital Ventures International

99.3           Registration Rights Agreement                        46
               dated as of March 15, 1996 by
               and among the Registrant and
               Capital Ventures International

99.4           Letter Agreement dated as of                         63
               March 21, 1996 by and among the
               Registrant and Capital Ventures
               International regarding the
               Securities Purchase Agreement
               dated as of March 15, 1996
               (Exhibit 99.2 hereto)



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